U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

               ----------------------------------

                           FORM 8-K/A
                        Amendment No. 1

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

               ----------------------------------


Date of Report (Date of earliest event reported): July 18, 1996


                     Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


   Florida               1-11968             65-0142837
  (State of            (Commission         (IRS Employer
Incorporation)         File Number)     Identification Number)




      18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625

                   RGB Computer & Video, Inc.
          (Former name, if changed since last report)

Item 5.     OTHER EVENTS

On July 18, 1996, the shareholders and directors of the Registrant approved a change of name to Saf T Lok Incorporated.
Articles of Amendment to the Registrant's Articles of Incorpora-tion were filed at the Florida State Department that same date effectuating the name change.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

          (a) Pro forma financial information: The Registrant acquired Saf T Lok Corporation by merger on February 13, 1996. Historical unaudited pro forma condensed combined financial statements giving effect to the merger are attached.

          (b)  Exhibits

                    (A)  Financial Statements
                       S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July ___, 1996                         SAF T LOK
INCORPORATED


                    By:    //Robert L. Gilbert III.
                           ________________________________
                           Robert L. Gilbert III, President


                   E X H I B I T    I N D E X

Exhibit                  Description                   Page in
                                                  Sequentially
                                                  Numbered Copy


   A                Financial Statements                   5